Filed Pursuant to Rule 497(e)
1933 Act File No. 333-187583
1940 Act File No. 811-22818

May 1, 2018

Statement of Additional Information

The Merger Fund®
Investor Class Shares  (MERFX)
Institutional Class Shares  (MERIX)

WCM Alternatives: Event-Driven Fund
Institutional Class Shares  (WCEIX)
Investor Class Shares  (WCERX)

WCM Alternatives: Credit Event Fund
Institutional Class Shares  (WCFRX)
Investor Class Shares  (WCFIX)

100 Summit Lake Drive
Valhalla, New York 10595

The Merger Fund is a no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.

WCM Alternatives: Event-Driven Fund is a no-load, open-end, diversified investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

WCM Alternatives: Credit Event Fund is a no-load, open-end, non-diversified investment company which seeks to provide attractive risk-adjusted returns independent of market cycles.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus of The Merger Fund and WCM Alternatives: Event-Driven Fund dated May 1, 2018, and the prospectus of WCM Alternatives: Credit Event Fund dated November 16, 2017, as supplemented, copies of which may be obtained without charge by contacting the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“Transfer Agent”), at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

The Merger Fund’s and WCM Alternatives: Event-Driven Fund’s financial statements, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Funds’ Annual Report dated December 31, 2017, a copy of which may be obtained without charge by contacting the Funds’ Transfer Agent at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.  WCM Alternatives: Credit Event Fund had not commenced investment operations as of December 31, 2017.

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

(See “PRINCIPAL INVESTMENT POLICIES” and
“PRINCIPAL RISKS” in the Funds’ combined prospectus.)

The Merger Fund is a no-load, open-end, diversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage.  The Merger Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, The Merger Fund’s other investment policies are not fundamental and may be changed without obtaining approval by The Merger Fund’s shareholders.  WCM Alternatives: Event-Driven Fund is a no-load, open-end, diversified, registered management investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments.  WCM Alternatives: Credit Event Fund (together with The Merger Fund and WCM Alternatives: Event-Driven Fund, each a “Fund”, and, collectively, the “Funds”) is a no-load, open-end, non-diversified, registered management investment company which seeks to provide attractive risk-adjusted returns independent of market cycles.  Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.  There can be no assurance that a Fund will achieve its investment objective.  The Funds’ investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause a Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by a Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of a Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with each Fund’s overall investment strategy, which may be considered speculative.

WCM Alternatives: Event-Driven Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are merger-arbitrage strategy, special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings and option income strategies. In pursuing a Fund’s investment objective and strategies, the Fund may invest in the instruments described elsewhere in this SAI. A Fund may not utilize all of the instruments or investment techniques described.

WCM Alternatives: Credit Event Fund invests principally in fixed income and other investments related to catalyst-driven opportunities, such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings.  The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings and similar investment opportunities.  The Fund seeks to make investments that the Adviser believes will appreciate in value or be re-paid early due to, among other things, completed transactions, debt restructurings, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Adviser may also consider the income that can be earned on an investment until the time a catalyst-driven opportunity is expected to be realized. Among the investment strategies the Adviser may use on behalf of the Fund are special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings, options strategies, and merger arbitrage strategies.

In addition to the principal investment strategies and the principal risks of the Funds described in the Funds’ combined prospectus, each Fund may employ other investment practices and may be subject to additional risks, including those that are described below in alphabetical order. Because the following is a combined description of investment strategies and risks for all three Funds, certain strategies and/or risks described below may not apply to a particular Fund.

Appraisal Rights

Appraisal rights are statutory rights that allow shareholders to demand that the value of their shares that would otherwise be subject to divesture be determined by a judicial proceeding or independent valuator. Mergers and corporate reorganizations are subject to appraisal rights in many states. In the context of a merger or corporate reorganization, appraisal rights provide dissenting shareholders with a mechanism to seek to prevent acquiring corporations from paying less than the target company is worth to shareholders. If a dissenting shareholder commences an appraisal action and successfully persuades the court or independent valuator that either fair value was not paid for the target company’s shares or the price paid was not determined on an arm’s length basis, the dissenting shareholder can be awarded more consideration for its shares by the court or independent valuator than was paid pursuant to the applicable transaction. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a dissenting shareholder will not necessarily prevent the transaction from taking place as approved; however, if enough shareholders dissented and the court or independent valuator found that a transaction’s terms were unfair, a transaction that a majority of shareholders had already approved could be prevented.

Appraisal actions involve substantial legal risk. In certain jurisdictions, a limited amount of judicial precedent on appraisal actions may increase the risk that the Adviser’s assessment of the value of an appraisal action proves incorrect. Similarly, cases with a precedential effect may be decided during the course of an appraisal action being pursued by a Fund and that new precedent may substantially change the likelihood of a successful outcome or diminish the prospects for a significant recovery for the Fund in the pursuit of its appraisal action. All of these factors may make it difficult for the Adviser to predict accurately the outcome of any particular appraisal action. Appraisal actions can be expensive and may require prolonged periods to pursue, litigate and/or resolve, and even when resolved, may not be resolved to the satisfaction of the shareholder or shareholders who commenced the action. There can be no assurance that any such actions will be successful and a dissenting shareholder may receive less value for its shares than the value received by non-dissenting shareholders.

During the pendency of an appraisal action, market quotations or pricing service coverage for the appraisal action may be unavailable.  In that case, a Fund would need to fair value the appraisal action in accordance with its pricing procedures.  Such fair valuations may involve substantial uncertainty, judgment, estimates and assumptions because there may be little or no reliable market data or other relevant information available to a Fund regarding the value of the appraisal action, all of which increases the risk that the Fund’s fair valuation may not reflect the value of the appraisal action.  There can be no assurance that a valuation used for an appraisal action by the Fund will reflect either the value obtained by the Fund in a sale of its appraisal rights during the pendency of an appraisal action or the value the Fund ultimately obtains as a result of pursuing its appraisal rights, even in the event the Fund obtains a favorable outcome in the appraisal action.

Bank Capital Securities and Bank Obligations

A Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

A Fund may also invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Fund may also hold funds on deposit with its custodian bank in an interest-bearing account.

Below Investment Grade Securities

A Fund may invest in debt securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Adviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Adviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment

Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A – Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Borrowing

A Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes.  When borrowing money, a Fund must follow specific guidelines under the Investment Company Act of 1940 (the “1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.  When a Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased.  The interest, financing or other costs which a Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.  Fluctuations in the market value of a Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), also known as Freddie Mac, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds.

Corporate Debt Securities

A Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

A Fund’s investments in bonds are often subject to a number of risks described in the combined prospectus and/or elaborated upon elsewhere in this section of the SAI, including credit risk, lower-rated securities risk, interest rate risk, foreign investing risk, liquidity risk, small and medium capitalization risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. A Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Adviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. A Fund may invest in synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”)).

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Cyber Security Risk

With the increased use of technologies, such as the Internet, and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. The Funds’ service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks.  However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.

Derivatives

A Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their values may not occur as expected relative to the values of the assets, rates, or indices on which they are based because, for example, they are not perfect substitutes for the reference asset.  Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, a Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than a Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. A Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after a Fund has incurred the costs of litigation.

A Fund may engage in certain transactions that require it to post margin or collateral to a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party. If an entity holding a Fund’s margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations to a Fund due to financial difficulties, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through such entity and/or incur a loss of all or part of its collateral or margin deposits with such entity. In addition, if a Fund fails to take possession of any collateral or margin that it is entitled to from a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, the Fund will be subject to the credit risk of the entity holding the Fund’s margin or collateral.

In addition, a Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called.

A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value per share (“NAV”).

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for a Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. Also, suitable derivatives may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time or time, or that any such transactions will be successful. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for a Fund.

A Fund’s use of derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. See “Taxation” below.

The U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The regulation of derivatives in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. Additional types of derivatives may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members.  In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf.  In those cases, the position might have to be terminated, and a Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection.  In addition, the documentation governing the relationship between a Fund and a clearing member is drafted by the clearing member and generally is less favorable to a Fund than typical bilateral derivatives documentation.  For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility.  A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform.  While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds.  For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well.  Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions.  Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty.  In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions.  Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency.  In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or limiting liquidity or increasing transaction costs. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

The Funds may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.  Options transactions involve special risks.  Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for a Fund to close out an option position prior to expiration at a favorable price.  The lack of a liquid secondary market may also make it difficult to effect closing option transactions.  In addition, option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Options on Securities and Indexes

A Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell (“write”) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A significant portion of the capital gains realized by a Fund as a result of an options strategy may be treated as short-term capital gain for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.  See “Taxation” below.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the values of the Fund’s securities during the period the option was outstanding.

Dealer (Over-The-Counter) Options

A Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

Risks of Over-the-Counter Option Transactions

As part of its investment strategies, a Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case a Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that a Fund will be able to liquidate an OTC contract at any time prior to expiration. A Fund may also be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund will be affected by many factors, including changes in the values of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, a Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a

Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Uncovered Option Transactions

As part of a hedging strategy, a Fund may sell uncovered, or “naked,” options. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. A Fund may sell uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger. A Fund may sell uncovered put options as an alternative to selling covered call options.

The risks associated with selling uncovered call options and uncovered put options include some of those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, a Fund may be required to purchase the underlying security at a price substantially above the strike price of the option.

Futures Contracts and Options on Future Contracts

A Fund may invest in futures contracts and options thereon (“futures options”), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. A Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a reference asset (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the reference asset) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and a Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of assets. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund will realize a capital gain, or if it is more, the Fund will realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The transaction costs must also be included in these calculations.  For information regarding the U.S. federal income tax treatment of such capital gains and losses, see “Taxation” below.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the Securities and Exchange Commission (the “SEC”) and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon

Options on securities and indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The values of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Contracts

A Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures.  A Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Swap contracts may be individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

A Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into an interest rate swap in order to protect against declines in the values of fixed income securities held by the Fund. In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the London Interbank Offered Rate (“LIBOR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

A Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts

A Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

A Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles a Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. A Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the values of the underlying securities.

Credit Default Swap Contracts

A Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the difference between the par (or other agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

A Fund may use the swaps for any investment purpose, including as part of a merger-arbitrage or event-driven strategy involving pending corporate reorganizations. A Fund may also purchase credit protection on a referenced entity’s obligations.  When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.  Credit default swap contracts involve, to varying degrees, elements of market risk and exposure to loss. Other risks associated with the use of credit default swap agreements include the risk of imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations.  Where a Fund is the purchaser of default protection under the credit default swap, the Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Equity Securities

A Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase. A Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Investments in Debt Obligations

A Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Securities”) issued by companies, including those involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. Some or all of these Debt Securities may carry non-investment-grade credit ratings. See “Below Investment Grade Securities” above.

The price of a Debt Security depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a Debt Security is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. The price of a Debt Security changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. A Debt Security’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Debt Securities with floating interest rates may be less sensitive to interest rate changes. The price of a Debt Security trading at a negative interest rate responds to interest rate changes like other Debt Securities; however, a Debt Security trading at a negative interest rate is generally expected to produce a negative return if held to maturity.

Debt Securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices). Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, the value of zero coupon securities fall more sharply than the value of interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

The market values of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market values of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

A Fund may invest in Debt Securities because the Adviser determines that the Debt Securities offer an attractive yield or because of the Adviser’s credit outlook for or assessment of the issuer of the obligation, including when the Adviser believes the market has underestimated the credit quality or attractiveness of a particular issuer or debt obligation. The Adviser’s judgment may be incorrect and each Fund is subject to the risk of losses due to the Adviser’s determinations regarding a particular debt obligation or issuer.

A Fund may invest in Debt Securities of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  A Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy.  Because such issuers are likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers may be illiquid and are considered highly speculative.

Investments in New Issues

A Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price.

Liquidity Risk Management

In October 2016, the SEC adopted a liquidity risk management rule that will require the Funds to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the Funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact each Fund’s performance and its ability to achieve its investment objective.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Master Limited Partnerships (“MLPs”)

A Fund may invest in MLPs. MLPs are “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). A Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of

MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which a Fund may invest that have economic characteristics of MLP securities.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP. These investments may not be taxed as partnerships for U.S. federal income tax purposes. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. Additionally, general partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Investments in MLP securities also present special tax risks. For example, if an MLP were to fail to meet the requirements for treatment as a partnership, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (in addition to any state and local taxes it is required to pay) at the entity level on its taxable income and distributions received by a Fund would be taxable to the Fund as ordinary income to the extent of the MLP’s current and accumulated earnings and profits. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of a Fund’s investment in any such MLP. As a result, the value of a Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.  Also, a Fund’s investments in MLP securities can be limited by the Fund’s intention to qualify as a regulated investment company that is accorded special tax treatment.  For more information, see “Taxation” below.

Merger-Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent a Fund’s potential profit on such an investment.  The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that a Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger-arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If a Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Merger-arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  This may be due to, among other things, a number of merger-arbitrage advisers and other investors investing in a limited number of potential deals.  Also, when market interest rates are relatively low, the spreads on merger-arbitrage positions may be relatively small (i.e., narrow) as well.

Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. A Fund may be subject to foreign taxes on (i) net proceeds it receives, capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by a Fund in respect of its foreign securities will reduce its yield. See “Taxation” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. A Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.  There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times.  Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. In addition, political developments in foreign countries may at times subject such countries to sanctions from the U.S. government or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging markets are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.  There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times.  Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging markets than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets.

Other Investment Companies

A Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with each Fund’s investment objective and policies and permissible under the 1940 Act.

A Fund may invest in other investment companies to gain broad market or sector exposure or to earn a return on uninvested assets, including during periods when it has large amounts of uninvested cash.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Short Sales

A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short.  Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. A Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. A Fund may also take short positions in securities through various derivative products. These derivative products will typically expose a Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) and could result in significant losses for the Fund.

When a Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  Any gain will be decreased, and any loss increased, by the transaction costs described above. A Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. A Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while a Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to seek to respond to adverse market, economic or other conditions.  In taking such positions, a Fund may temporarily invest a substantial portion of its assets in cash and cash equivalents, including money market instruments.  Money market instruments include, but are not limited to: obligations of the U.S. government or its agencies or instrumentalities; Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and repurchase agreements. However, the Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions.  These strategies may cause a Fund to miss out on investment opportunities, and may prevent the Fund from achieving its investment objective.

Variable and Floating Rate Debt Instruments

A Fund may invest in floating rate debt instruments, including senior loans. Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to senior loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Loans may not be considered “securities” for certain purposes under the federal securities laws, and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable Rate Master Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.  The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, a Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. A Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the specified Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the relevant Fund.  As used in this SAI and in the Funds’ combined prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of (a) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

The Merger Fund’s investment restrictions provide that:

(1) The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2) The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.  Any such borrowings may be secured or unsecured.

(3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4) The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(5) The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6) The Fund may not purchase or sell commodities or commodity contracts.

(7) The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

Although The Merger Fund may lend its securities, the Board of Trustees of The Merger Fund (the “TMF Board”) may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on The Merger Fund’s investment in a loaned security.

When The Merger Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose.  A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase a fund’s investment portfolio is known as “leveraging.”  Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period.  The policy in (2) above will be interpreted to permit The Merger Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.  Reverse repurchase agreements may be considered to be a type of borrowing.  Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.  Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.  The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time.  The policy also will be interpreted to give broad authority to The Merger Fund as to how to classify issuers within or among industries.  When identifying industries or sectors for purposes of its concentration policy, The Merger Fund may rely upon available industry classifications.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.  The policy in (5) above will be interpreted not to prevent The Merger Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, The Merger Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  However, loans would be made only when the Adviser believes the income justifies the attendant risks.  The Merger Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (7) above will be interpreted not to prevent The Merger Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

WCM Alternatives: Event-Driven Fund’s investment restrictions provide that the Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit WCM Alternatives: Event-Driven Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

Although WCM Alternatives: Event-Driven Fund may lend its securities, the Board of Trustees of the Fund (the “WCMA Board” and, together with the TMF Board, the “Board” or the “Trustees”) may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on WCM Alternatives: Event-Driven Fund’s investment in a loaned security.

When WCM Alternatives: Event-Driven Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.

Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent WCM Alternatives: Event-Driven Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, WCM Alternatives: Event-Driven Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  The policy in (6) above will be interpreted not to prevent WCM Alternatives: Event-Driven Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to WCM Alternatives: Event-Driven Fund as to how to classify issuers within or among industries.  When identifying industries for purposes of its concentration policy, WCM Alternatives: Event-Driven Fund may rely upon available industry classifications. WCM Alternatives: Event-Driven Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry.

WCM Alternatives: Credit Event Fund’s investment restrictions provide that the Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit WCM Alternatives: Credit Event Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

Although WCM Alternatives: Credit Event Fund may lend its securities, WCM Alternatives: Credit Event Fund may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on WCM Alternatives: Credit Event Fund’s investment in a loaned security.

When WCM Alternatives: Credit Event Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent WCM Alternatives: Credit Event Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, WCM Alternatives: Credit Event Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  The policy in (6) above will be interpreted not to prevent WCM Alternatives: Credit Event Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to WCM Alternatives: Credit Event Fund as to how to classify issuers within or among industries.  When identifying industries for purposes of its concentration policy, WCM Alternatives: Credit Event Fund may rely upon available industry classifications. WCM Alternatives: Credit Event Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry.

The following investment restrictions have been adopted by The Merger Fund as non-fundamental policies.  Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund.  Under the non-fundamental investment restrictions:

(1) The Merger Fund will not invest more than 15% of the value of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the Fund.

(2) The Merger Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act and the rules and regulations thereunder.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Adviser and the Funds maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These portfolio-holdings disclosure policies have been approved by the Board.  As of the date of this SAI, disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  Form N-Q is expected to be rescinded.  Once Form N-Q is rescinded, disclosure of each Fund’s complete holdings will be required to be made monthly within 60 days of the end of the reporting period on Form N-PORT.  The Annual Report, Semi-Annual Report and report on Form N-Q are (and every third monthly report on Form N-PORT will be) available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund, WCM Alternatives: Event-Driven Fund, or WCM Alternatives: Credit Event Fund, as appropriate, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

Each Fund generally makes available on its website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that these holdings represent in the aggregate, at http://www.westchestercapitalfunds.com/documents.html.  This information will remain available until the next quarterly fact sheet is posted on the website.

From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Funds.  The Funds believe these third parties have legitimate objectives in requesting such portfolio-holdings information.  To prevent such parties from potentially misusing portfolio-holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings based on the non-public portfolio holdings information and (ii) the recipient will not provide access to this information to third parties except for the Funds’ service providers or agents who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

In addition, the Funds’ service providers, such as the custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Funds.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Funds and their shareholders.  No remuneration or other benefit may be received by a Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Funds’ combined prospectus.)

Investment Adviser and Advisory Contract

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of The Merger Fund’s and WCM Alternatives: Event-Driven Fund’s portfolios. Messrs. Behren and Shannon, along with Mr. Steven V. Tan, are primarily responsible for the day-to-day management of WCM Alternatives: Credit Event Fund’s portfolio.  Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of each Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund since January 2007.  Mr. Behren has served as Co-President and a portfolio manager of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of each Fund. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E.  Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund since January 2007 and of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Tan has served as Senior Equity Analyst of the Adviser since 2012 and Director of Credit Research since 2016.  From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group.  Mr. Tan has served as a portfolio manager of WCM Alternatives: Credit Event Fund since its inception in November 2017.

The Merger Fund’s investment advisory contract with the Adviser (the “Merger Fund Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) clerical salaries; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iv) legal, auditing, administration or accounting expenses; (v) interest and taxes or governmental fees; (vi) the fees and expenses of the transfer agent and administrator of the Fund; (vii) the cost of preparing share certificates or any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption, or repurchase of shares of the Fund; (viii) the expenses of and fees for “non-interested persons” of the Fund or the Adviser within the meaning of the 1940 Act; (ix) the cost of preparing and distributing reports and notices to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations thereof; (xi) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Fund’s Declaration of Trust or By-laws of the Fund insofar as they govern agreements with any such custodian; (xii) expenses of servicing shareholder accounts; (xiii) insurance premiums for fidelity and other coverage; (xiv) expenses of computing the NAV of the shares of the Fund; (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund may be a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect to liabilities which they may incur in their capacity as such; and (xvi) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Merger Fund has an obligation to indemnify each of its officers and Trustees with respect to any litigation to which the Fund may be a party but not against any liability due to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

WCM Alternatives: Event-Driven Fund’s investment advisory contract with the Adviser, together with the Expense Waiver and Reimbursement Agreement between the Fund and the Adviser (the “Event-Driven Fund Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (a) all costs and expenses incident to the organization of the Fund and the public offering of securities of the Fund, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian(s) appointed by Westchester Capital Funds (“WCF”) for the safekeeping of the cash, portfolio securities, and other property of the Fund; (c) the charges and expenses of an independent accountant; (d) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by WCF; (e) the charges and expenses of any administrator appointed by WCF to provide administrative services to the Fund;  (f) the charges and expenses of any accounting and/or sub-accounting agent appointed by WCF to provide accounting or sub-accounting services to the Fund; (g) brokerage commissions, dealer spreads, interest expense, dividend expense  and other costs incurred in connection with proposed or consummated portfolio securities transactions; (h) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local, or other governmental agencies; (i) the cost and expense of printing and issuing certificates, if any, representing securities of the Fund; (j) fees involved in registering and maintaining registrations of the Fund under the 1940 Act; (k) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (l) fees and expenses of Trustees of WCF who are not officers or employees of the Adviser; (m) charges and expenses of legal counsel (or any other consultant or adviser) to the Fund or to the Trustees of WCF who are not “interested persons” (as defined in the 1940 Act) of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained by WCF; (r) compensation of the Fund’s Chief Compliance Officer; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

WCM Alternatives: Credit Event Fund’s investment advisory contract with the Adviser, together with the Expense Waiver and Reimbursement Agreement between the Fund and the Adviser (the “Credit Event Fund Advisory Contract” and, together with the Merger Fund Advisory Contract and the Event-Driven Fund Advisory Contract, each an “Advisory Contract” and, together, the “Advisory Contracts”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (a) all costs and expenses incident to the organization of the Fund and the public offering of securities of the Fund, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian(s) appointed by WCF for the safekeeping of the cash, portfolio securities, and other property of the Fund; (c) the charges and expenses of an independent accountant; (d) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by WCF; (e) the charges and expenses of any administrator appointed by WCF to provide administrative services to the Fund;  (f) the charges and expenses of any accounting and/or sub-accounting agent appointed by WCF to provide accounting or sub-accounting services to the Fund; (g) brokerage commissions, dealer spreads, interest expense, dividend expense  and other costs incurred in connection with proposed or consummated portfolio securities transactions; (h) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local, or other governmental agencies; (i) the cost and expense of printing and issuing certificates, if any, representing securities of the Fund; (j) fees involved in registering and maintaining registrations of the Fund under the 1940 Act; (k) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (l) fees and expenses of Trustees of WCF who are not officers or employees of the Adviser; (m) charges and expenses of legal counsel (or any other consultant or adviser) to the Fund or to the Trustees of WCF who are not “interested persons” (as defined in the 1940 Act) of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained by WCF; (r) compensation of the Fund’s Chief Compliance Officer; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at the following annual rates based on the average daily net assets of each Fund. The fees will be accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares.

The Merger Fund	1.00%
WCM Alternatives:
Event-Driven Fund	1.25%
WCM Alternatives:
Credit Event Fund	1.00%

The Adviser has entered into an agreement with The Merger Fund whereby the Adviser has agreed to reduce its advisory fee so that the advisory fee will be:  (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund on net assets above $2.0 billion.  This agreement is effective through April 30, 2019 and shall continue in effect from year-to-year thereafter only upon mutual agreement of the Fund and the Adviser, except that it may be terminated at any time by the Fund’s Board of Trustees.

Pursuant to an expense limitation agreement with WCM Alternatives: Event-Driven Fund, the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Investor Class shares and Institutional Class shares to an amount not to exceed the annual rate of 1.99% and 1.74%, respectively (based on such class’s average daily net assets). This agreement is effective through April 30, 2019 and shall continue in effect from year-to-year thereafter only upon mutual agreement of the Fund and the Adviser, except that it may be terminated at any time by the Fund’s Board of Trustees.  For the purposes of the expense limitation agreement, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses.

Pursuant to an expense limitation agreement with WCM Alternatives: Credit Event Fund, the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Investor Class shares and Institutional Class shares to an amount not to exceed the annual rate of 1.89% and 1.64%, respectively (based on such class’s average daily net assets). This agreement is effective from the Fund’s inception until April 30, 2019, and shall continue in effect from year-to-year thereafter only upon mutual agreement of the Fund and the Adviser, except that it may be terminated at any time by the Fund’s Board of Trustees.  For the purposes of the expense limitation agreement,

“ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses.

The Advisory Contracts will continue in effect from year-to-year provided such continuance is approved at least annually by (i) a vote of the majority of a Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”), cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of a Fund’s Trustees or the vote of a majority of the outstanding shares of a Fund.  The Advisory Contracts may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares.  Each Advisory Contract shall terminate automatically in the event of its assignment.  A discussion regarding the Board of Trustees’ basis for approving The Merger Fund Advisory Contract is available in the Annual Report to Fund shareholders for the fiscal year ended December 31, 2017.  A discussion regarding the Board of Trustees’ basis for approving the Event-Driven Fund Advisory Contract is available in the Annual Report to Fund shareholders for the fiscal period ended December 31, 2017.  A discussion regarding the Board of Trustees’ basis for approving the Credit Event Fund Advisory Contract will be available in the Fund’s first Annual Report to Fund shareholders.

The tables below set forth the gross amount of advisory fees paid, the amount of fees reduced pursuant to any fee waiver or expense waiver and reimbursement arrangements, as applicable, fees/expenses recouped with respect to previous fees or expenses of WCM Alternatives: Event-Drive Fund waived by the Adviser, and the net amount of advisory fees paid under the Advisory Contracts for The Merger Fund and WCM Alternatives: Event-Drive Fund for each of the last three fiscal years.  WCM Alternatives: Credit Event Fund commenced investment operations on January 2, 2018 and therefore did not pay any advisory fees prior to December 31, 2017.

THE MERGER FUND

Fiscal	Gross
Year ended	Advisory	Amount of	Net Advisory
December 31,	Fees	Fees Waived	Fees Paid
2017	$27,529,169	$2,005,834	$25,523,335
2016	$38,081,985	$4,116,397	$33,965,588
2015	$51,936,373	$6,988,781	$44,947,592

WCM ALTERNATIVES: EVENT-DRIVEN FUND

		Amount of
		Advisory Fees	Fees and/or
Fiscal	Gross	Waived or	Expenses	Net
Year ended	Advisory	Expenses	Recouped	Advisory
December 31,	Fees	Reimbursed*	by Adviser	Fees Paid
2017	$1,377,430	$ 0	$38,522	$1,415,952
2016	$1,397,013	$ 5,319	$ 0	$1,391,694
2015	$ 779,242	$89,167	$ 0	$ 690,075

*
The Adviser may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Notice

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds pursuant to CFTC Regulation 4.5.  Accordingly, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. In order for the Adviser to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. A Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect a Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

DISTRIBUTOR AND OTHER SERVICE PROVIDERS

Shares of the Funds are offered on a continuous basis.  The Funds’ principal underwriter is Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Quasar is a Delaware limited liability company organized in 2000, and is currently wholly-owned by U.S. Bancorp Fund Services, LLC, the Funds’ administrator, transfer agent, dividend-paying agent and accounting services agent.  Quasar is a broker-

dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Board has approved a distribution agreement between each Fund and Quasar (each, a “Distribution Agreement” and, together, the “Distribution Agreements”) on behalf of The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund, respectively, pursuant to which Quasar acts as each Fund’s non-exclusive agent for the sale and distribution of the Fund’s shares on a best efforts basis, provides certain administration services and promotes and arranges for the sale of Fund shares.  Each Distribution Agreement provides that each Fund will pay Quasar a base annual fee, fees for sales literature compliance reviews and certain out-of-pocket expenses.

Each Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by the vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees of a Fund.  Each Distribution Agreement may be terminated without penalty, including by a Fund on 60 days’ written notice when authorized either by a majority vote of the Independent Trustees or by the vote of a majority of a Fund’s outstanding voting securities, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Merger Fund has adopted an amended and restated plan of distribution, WCM Alternatives: Event-Driven Fund has adopted a plan of distribution, and WCM Alternatives: Credit Event Fund has adopted a plan of distribution (each, a “Plan” and, together, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act in respect of Investor Class shares only.  Under the Plans, each Fund may pay to Quasar, to any broker-dealer with whom a Fund has entered into a contract to distribute Investor Class shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to Investor Class shares held or purchased by their respective customers or in connection with the purchase of Investor Class shares attributable to their efforts.  The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the Investor Class shares of a Fund.  Information regarding the fees borne under the Plans by Investor Class shareholders of the Funds and the purposes for which those fees were expended during the most recently completed fiscal year (or period) is included in the tables at the end of this section.

Each Plan provides that the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plans and the purposes for which such expenses were incurred.  Each Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of a Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of a Fund, the Adviser or Quasar and

who have no direct or indirect interest in the operation of the Plans or any related agreements (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of a Fund’s Trustees or a majority of the outstanding shares of the affected share class of the relevant Fund.

Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the affected share class of the relevant Fund.  The Plans may not be amended to increase materially the amount of distribution expenses payable under the Plans without approval of the affected share class of the relevant Fund.  In addition, all material amendments to a Plan must be approved by the Fund’s Trustees in the manner described above.

Shareholder Servicing and Other Permitted Service Arrangements.  Each Fund has entered into service agreements with various financial intermediaries.  Though the terms of the Funds’ agreements vary, financial intermediaries generally are required to provide various shareholder services to a Fund or certain of the Fund’s shareholders, including records maintenance, shareholder communications, transactional services, tax information and reports, and facilitation of purchase and redemption orders.  The Funds may, and generally do, make payments to financial intermediaries to compensate them for providing these services.  Those payments may be, and generally are, in addition to any payments made to those financial intermediaries directly or indirectly under a Plan.  The amounts of these payments may exceed the costs of providing the related services.  For additional information regarding these payments, please see the section entitled “Payments to Financial Intermediaries” in each Fund’s prospectus.

Expenses Borne By the Funds During Prior Periods.  The following tables set forth the total expenses incurred, including under agreements with financial intermediaries, in respect of distribution, shareholder servicing and other permitted services provided to The Merger Fund’s Investor Class shares and WCM Alternatives: Event-Driven Fund’s Investor Class shares and the amounts paid to the largest recipients of such payments for each of the last three fiscal years. The applicable amounts shown in the tables below include, if any, the amounts shown as “compensation to broker-dealers” in the tables on pages 60-61 of this SAI. Investor Class shares of WCM Alternatives: Event-Driven Fund were not available for purchase until March 22, 2017 and therefore that Fund did not make payments to financial intermediaries in respect of that class of shares during either of the fiscal years ended on December 31, 2016 and December 31, 2015. WCM Alternatives: Credit Event Fund did not incur any expenses under agreements with financial intermediaries before December 31, 2017.  Please see “Custodian, Transfer Agent, Dividend-Paying Agent, Accounting Services Agent and Administrator—Additional Payments For Other Services” for additional information on payments made to financial intermediaries.

THE MERGER FUND – Investor Class Shares

			National
Fiscal		Charles Schwab	Financial Services
Year ended	Total	& Company,	Corporation
December 31,	Expenses	Inc. (“Schwab”)	(“NFSC”)
2017	$ 5,183,662	$1,229,238	$1,564,523
2016	$ 9,453,176	$1,837,199	$5,011,084
2015	$14,595,264	$2,868,865	$8,567,550

WCM ALTERNATIVES: EVENT-DRIVEN FUND – Investor Class Shares

Fiscal
Year ended	Total	Payments	Payments	Payments to
December 31,	Expenses	to Schwab	to NFSC	TD Ameritrade
2017*	$12,109	$994	$2,322	$7,384

*	Investor Class shares of WCM Alternatives: Event-Driven Fund commenced operations on March 22, 2017.

Each Fund may also incur expenses for shareholder services under agreements with financial intermediaries in respect of Institutional Class shares. The following tables set forth the total expenses incurred by The Merger Fund and WCM Alternatives: Event-Driven Fund under agreements with financial intermediaries in respect of each Fund’s Institutional Class shares and the amounts paid to each of Schwab and NFSC by The Merger Fund and Schwab and TD Ameritrade by WCM Alternatives: Event-Driven Fund for each of the last three fiscal years.

THE MERGER FUND – Institutional Class Shares

Fiscal
Year ended	Total	Payments	Payments
December 31,	Expenses	to Schwab	to NFSC
2017	$688,618	$302,620	$235,172
2016	$661,917	$297,624	$216,289
2015	$521,952	$167,859	$207,579

WCM ALTERNATIVES: EVENT-DRIVEN FUND – Institutional Class Shares

Fiscal
Year ended	Total	Payments	Payments to
December 31,	Expenses	to Schwab	TD Ameritrade
2017	$112,154	$51,005	$25,725
2016	$110,129	$54,288	$28,890
2015	$ 59,946	$31,366	$19,160

In certain cases, the Adviser may bear some of the fees the Funds are contractually obligated to pay to a financial intermediary.  The amounts paid to a financial intermediary that were borne by the Adviser are not included or reflected in the tables above.

As of January 31, 2018, other financial intermediaries with which The Merger Fund and WCM Alternatives: Event-Driven Fund have similar arrangements include the following entities:

Alight Financial Solutions, LLC
Allen & Company of Florida, Inc.
American Portfolios Financial Services, Inc.
Apex Clearing Corporation
APW Capital Inc.
Arete Wealth Management, LLC
AssetMark Trust Company
Avisen Securities, Inc.
AXA Advisors, LLC
BancWest Investment Services
Bayside Financial
BB&T Securities, LLC
Benjamin F. Edwards & Company
Bernardi Securities, Inc.
Bill Few Associates, Inc.
BMO Harris Bank N.A.
BMO Harris Financial Advisors, Inc.
BNP Paribas Securities Corporation
Boenning & Scattergood Inc.
C.E. Gaye & Sons Securities, Ltd.
Cadaret Grant & Co., Inc.
Cambridge Investment Research, Inc.
Canterbury Capital Services, Inc.
CapFinancial Securities, LLC
Capitol Securities Management, Inc.
Cascade Financial Management Inc.
Centaurus Financial, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co
Citigroup Global Markets Inc.
Client One Securities, LLC
Comerica Bank
Cor Clearing LLC
Credit Suisse First Boston LLC
CRI Securities, LLC
D.A. Davidson & Company
Davenport & Company LLC
Dominick & Dickerman LLC
Eastern Point Securities, Inc.
Fieldpoint Private Securities LLC
First Allied Securities, Inc.
First Capital Equities, Ltd.
FIS Brokerage & Securities Services LLC
Geneos Wealth Management, Inc.
Girard Securities, Inc.

Glen Eagle Wealth, LLC
GMS Group, LLC, The
Guardian Insurance and Annuity Company Inc.
Hand Securities, Inc.
Harbor Investment Advisory, LLC
Hartford Securities Distribution Company, Inc
Harvest Financial Corporation
Hefren-Tillotson, Inc.
Independent Financial Group, LLC
Institutional Securities Corp.
Investacorp, Inc.
Investment Center, Inc., The
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
Jefferson National Life Insurance Company
JJB Hilliard, W.L. Lyons, Inc.
JP Morgan Chase Bank, NA
JP Morgan Securities, Inc.
Key Investment Services
Lincoln Financial Advisors Corp
Lincoln Financial Securities Corp
Lincoln Investment Planning, LLC
Lion Street Financial, LLC
Loring Ward Securities, Inc.
LPL Financial LLC
M Holdings Securities, Inc.
Madison Avenue Securities
Man Financial
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Mesirow Financial, Inc.
MG Trust Company LLC, dba Matrix Trust
  Company
Mid Atlantic Settlement Clearing
MMC Securities LLC
Money Concepts Capital Corporation
Morgan Stanley Smith Barney LLC
MSCS Financial Services, LLC
National Financial Services Corp.
National Pension & Group Consultants, Inc.
Nationwide Investment Services Corp.
NBC Securities, Inc.
Next Financial Group, Inc.
Northeast Securities LLC
Northwestern Mutual Investment Services
NPB Financial Group, LLC
One America Securities, Inc.
Oppenheimer & Co. Inc.
Park Avenue Securities

Parkland Securities LLC
Pershing Advisor Solutions
Pershing LLC
Planmember Securities Corporation
PNC Investments
Principal Life Insurance Company
Principal Securities, Inc
Queens Road Securities, LLC
R. Seelaus & Company
RBC Capital Markets
Reliance Trust Company
Romano Brothers & Company
Ross Sinclair & Associates
Royal Alliance Associates, Inc.
Sage Point
Saperston Asset Management, Inc.
Saxony Securities, Inc.
Scottrade, Inc.
Searle & Co.
Securian Financial Services, Inc.
Securities America, Inc.
SEI Private Trust Company
Smith Moore & Company
Sorrento Pacific Financial
Sorrento Pacific Financial LLC
StockCross Financial Services, Inc.
Summit Brokerage Services, Inc.
Symetra Life Insurance Company
Symphonic Securities

T. Rowe Price Investment Services
TC Advisors Network, Inc.
TD Ameritrade Clearing, Inc.
TD Ameritrade Trust Company
TD Private Client Wealth LLC
Thompson Davis & Co.
TIAA
Tocqueville Securities LP
Trade PMR, Inc.
Transamerica Financial Advisors, Inc.
Trust Company of America
U.S. Bancorp Investments, Inc.
U.S. Bank N.A.
UBS Financial Services, Inc.
UMB Bank, N.A.
United Planners Financial Services of America
USI Securities, Inc.
Vanguard Group
Vanguard Marketing Corporation
Vision Financial Markets, LLC
Wayne Hummer Investments, LLC
Wedbush Securities Inc.
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC
Weston Securities Corporation
Westport Resources
Wiley Bros. - Aintree Capital, LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
York Securities

Not all of the entities listed above had client assets invested in the Funds and, accordingly, not all of the entities listed above received payments from the Funds in the periods shown. The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund expect that additional firms may be added to or removed from the above list from time to time.

During the fiscal year ended December 31, 2017, The Merger Fund’s Investor Class shares bore the following amounts for the following services under its Plan:

The Merger Fund
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$6,499
Compensation to underwriters	$107,536
Compensation to broker-dealers	$3,369,175
Compensation to sales personnel	$0
Interest, carrying or other financing charges	$0
Other	$0

During the fiscal period from March 22, 2017 (commencement of operations) to December 31, 2017, WCM Alternatives: Event-Driven Fund’s Investor Class shares bore the following amounts for the following services under its Plan.

WCM Alternatives:
Event-Driven Fund
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$8,584
Compensation to sales personnel	$0
Interest, carrying or other financing charges	$0
Other	$0

WCM Alternatives: Credit Event Fund did not bear any amounts under its Plan as of December 31, 2017.

MANAGEMENT

Trustees and Officers

The business and affairs of the Funds are managed under the direction of each Fund’s Board of Trustees.  The Funds’ Trustees and officers are listed below.  Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

Number of
		Term of		Portfolios
		Office		in Fund
		and	Principal	Complex	Other
Name,	Position(s)	Length	Occupation(s)	Overseen	Directorships
Address and	Held with	of Time	During the	by	Held by
Year of Birth	the Funds	Served	Past Five Years	Trustee**	Trustee
Interested Trustees
Roy D. Behren*	Co-President,	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	Treasurer	since 2011	and Co-President of
Management, LLC	and	for The	Westchester Capital
100 Summit Lake Drive	Trustee	Merger	Management, LLC,
Valhalla, NY 10595		Fund;	the Fund’s Adviser,
Year of Birth: 1960		since	since 2011.
inception
for WCM
Alternatives:
Event-Driven
Fund; and
since
inception
for WCM
Alternatives:
Credit
Event Fund

Number of
		Term of		Portfolios
		Office		in Fund
		and	Principal	Complex	Other
Name,	Position(s)	Length	Occupation(s)	Overseen	Directorships
Address and	Held with	of Time	During the	by	Held by
Year of Birth	the Funds	Served	Past Five Years	Trustee**	Trustee
Michael T. Shannon*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	Co-	and Co-President of
Management, LLC	Trustee	President	Westchester Capital
100 Summit Lake Drive		since	Management, LLC,
Valhalla, NY 10595		2011 and	the Fund’s Adviser,
Year of Birth: 1966		Trustee	since 2011.
since 2014
for The
Merger
Fund; since
inception
for WCM
Alternatives:
Event-Driven
Fund; and
since
inception
for WCM
Alternatives:
Credit
Event Fund

Non-Interested Trustees
Barry Hamerling	Independent	Indefinite,	Managing Partner	4	None
c/o Westchester	Trustee	since	of Premium Ice Cream
Capital		2007	of America since 1995.
Management, LLC		for The	Managing Partner of
100 Summit Lake Drive		Merger	B&J Freeport since
Valhalla, NY 10595		Fund;	1990.
Year of Birth: 1946		since
inception
for WCM
Alternatives:
Event-Driven
Fund;
and since
inception
for WCM
Alternatives:
Credit
Event Fund

Number of
		Term of		Portfolios
		Office		in Fund
		and	Principal	Complex	Other
Name,	Position(s)	Length	Occupation(s)	Overseen	Directorships
Address and	Held with	of Time	During the	by	Held by
Year of Birth	the Funds	Served	Past Five Years	Trustee**	Trustee
Richard V. Silver	Independent	Indefinite,	Consultant with	4	None
c/o Westchester	Trustee	since	AXA Equitable Life
Capital		2013	Insurance Company
Management, LLC		for The	from May 2012 to
100 Summit Lake Drive		Merger	April 2013.
Valhalla, NY 10595		Fund;
Year of Birth: 1955		since
inception
for WCM
Alternatives:
Event-Driven
Fund;
and since
inception
for WCM
Alternatives:
Credit
Event Fund

Christianna Wood	Independent	Indefinite,	Chief Executive	4	Director of
c/o Westchester	Trustee	since	Officer and		H&R Block
Capital		2013	President of Gore		Corporation;
Management, LLC		for The	Creek Capital, Ltd.		Director of
100 Summit Lake Drive		Merger	since August 2009.		Grange
Valhalla, NY 10595		Fund;			Insurance
Year of Birth: 1959		since
inception
for WCM
Alternatives:
Event-Driven
Fund;
and since
inception
for WCM
Alternatives:
Credit
Event Fund

Number of
		Term of		Portfolios
		Office		in Fund
		and	Principal	Complex	Other
Name,	Position(s)	Length	Occupation(s)	Overseen	Directorships
Address and	Held with	of Time	During the	by	Held by
Year of Birth	the Funds	Served	Past Five Years	Trustee**	Trustee
Officers
Bruce Rubin	Vice	One-year	Chief Operating	N/A	N/A
Westchester	President,	terms,	Officer of
Capital	Chief	since	Westchester Capital
Management, LLC	Compliance	2010	Management, LLC,
100 Summit Lake Drive	Officer	for The	the Fund’s Adviser
Valhalla, NY 10595	and	Merger	since 2010.
Year of Birth: 1959	Anti-Money	Fund;
	Laundering	since
	Compliance	inception
	Officer	for WCM
Alternatives:
Event-Driven
Fund;
and since
inception
for WCM
Alternatives:
Credit
Event Fund

Abraham Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester		terms,	Westchester Capital
Capital		since	Management, LLC,
Management, LLC		2012	the Fund’s Adviser
100 Summit Lake Drive		for The	since 2011.
Valhalla, NY 10595		Merger
Year of Birth: 1975		Fund;
since
inception
for WCM
Alternatives:
Event-Driven
Fund;
and since
inception
for WCM
Alternatives:
Credit
Event Fund

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds or of the Funds’ investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Funds’ investment adviser, Westchester Capital Management, LLC, and because they are officers of the Funds.

**	The fund complex consists of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees of each Fund currently is comprised of five Trustees, three of whom are Independent Trustees.  Roy Behren, Co-President of the Funds and an “interested person” (as that term is defined in the 1940 Act) of the Funds, presides at all meetings of the Board.

The Board has appointed Barry Hamerling to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Funds’ other Independent Trustees and each Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings.  The Funds believe this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of each Fund’s management.  The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Funds, the number of Trustees overseeing the Funds and the Board’s oversight responsibilities, as well as each Fund’s business activities.

The Board holds four regular meetings each year to consider and address matters involving the Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  These special meetings may take place in person or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership.  The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management.  The Board has access to counsel for the Funds and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.  As discussed below, the Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of its shareholders.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Funds, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  Mr. Behren’s experience includes acting as a portfolio manager of the Funds and three other funds advised or sub-advised by the Adviser as of December 31, 2017; Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards; Mr. Shannon’s experience includes acting as a portfolio manager of the Funds and three other funds advised or sub-advised by the Adviser as of December 31, 2017; Mr. Silver has experience as a senior executive at a major financial services and insurance firm; and Ms. Wood has experience as an executive and an investment officer in the investment management industry.

The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Funds are as follows:

Roy Behren, has experience as a portfolio manager of each Fund and The Merger Fund VL. He joined Westchester, The Merger Fund’s previous investment adviser, in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Westchester Capital Partners, LLC (“WCP”).  Mr. Behren was the Chief Compliance Officer of Westchester and The Merger Fund from September 2004 through June 2010.

Michael T. Shannon has experience as a portfolio manager of each Fund.  He joined Westchester, The Merger Fund’s previous investment adviser, in 1996. Previously, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, WCP. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

Barry Hamerling, Lead Independent Trustee, has been an Independent Trustee of The Merger Fund since 2007, an Independent Trustee of The Merger Fund VL since 2007, and an Independent Trustee of WCF since 2013.  Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.  He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011.  From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies.  Mr. Hamerling was formerly a Trustee of AXA Premier VIP Trust.  He was also formerly Chairman of the Ayco Charitable Foundation, a donor-advised fund, a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University.  Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

Richard V. Silver, Chairperson of the Nominating and Compensation Committee, has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver received his B.A. and J.D. from St. John’s University.

Christianna Wood, Chairperson of the Audit Committee, has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and Grange Insurance and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange from 2010 to 2016 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University.

The Board annually performs a self-assessment, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75.  Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Board’s members may serve as directors or officers of other companies from time to time.  Although the Funds are not required to do so, a Fund may restrict itself from investing in the securities of companies on whose boards its Trustees also serve because, for example, the Trustee may have material non-public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent a Fund from taking advantage of an investment opportunity in which it would otherwise invest and may materially adversely affect the performance of the Fund.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.

The Board requires the Adviser and the Chief Compliance Officer of the Funds to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management.

The Audit Committee also receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters.  On a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer to discuss issues related to Fund compliance.  On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Funds’ policies and procedures and those of its service providers.  The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report.  These annual reviews are conducted in conjunction with the Board’s risk oversight function and assist the Board in reviewing and assessing material risks affecting the Funds and their service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the administrator related to the investments, performance and operations of the Funds, as well as reports on the valuation of certain investments.  The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis.  The Board periodically meets with representatives of the Funds’ service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to procedures adopted by the Board and subject to oversight by the Board.  The Adviser provides periodic reports to the Board regarding the fair-value pricing of securities.

Standing Committees

The Board has appointed an audit committee (the “Audit Committee”) presently consisting of all non-interested Trustees – Messrs. Hamerling and Silver and Ms. Wood.  Ms. Wood serves as Chairperson of the Audit Committee. The Audit Committee met 7 times during the fiscal year ended December 31, 2017.  The Audit Committee is responsible for: (a) assisting the Board in its oversight of overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assisting the Board in its oversight of overseeing the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (c) selecting, overseeing and setting compensation of the Funds’ independent auditor and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. Mr. Hamerling and Ms. Wood serve as audit committee financial experts.

The Merger Fund and WCF have a Nominating and Compensation Committee consisting of Messrs. Hamerling and Silver and Ms. Wood. Mr. Silver serves as Chairperson of the Nominating and Compensation Committee. The Nominating and Compensation Committee did not meet during the fiscal year ended December 31, 2017.  The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees.

The Nominating and Compensation Committee will consider, among other sources, nominees recommended by shareholders. Shareholder may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President.

Remuneration

Management considers that Messrs. Hamerling and Silver and Ms. Wood are Independent Trustees.  Effective January 1, 2018, the fees of the Independent Trustees are $55,000 per year for The Merger Fund Board meetings, $10,000 per year for WCM Alternatives: Event-Driven Fund Board meetings, $5,000 per year for WCM Alternatives: Credit Event Fund, $6,000 per year for Audit Committee meetings, and $10,000 per year for the Lead Independent Trustee. Each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Compensation Committee receive $5,000, in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, which are paid by the Funds.  Prior to January 1, 2018, the compensation arrangements for the Independent Trustees differed from the compensation arrangements described above.  For the fiscal year ended December 31, 2017, the Funds (with the exception of WCM Alternatives: Credit Event Fund, which had not commenced investment operations as of December 31, 2017) paid the following in Trustees’ fees:

COMPENSATION TABLE

(for the fiscal year ended December 31, 2017)*

		Pension or	Aggregate	Pension or		Total
		Retirement	Compensation	Retirement	Estimated	Compensation
	Aggregate	Benefits	from WCM	Benefits	Annual	from Fund
	Compensation	Accrued as	Alternatives:	Accrued as	Benefits	and Fund
Name of	from The	Part of Fund	Event-Driven	Part of Fund	upon	Complex Paid
Trustee	Merger Fund	Expenses	Fund	Expenses	Retirement	to Trustees**
Roy D. Behren	$ 0	$0	$ 0	$0	$0	$ 0
Michael T. Shannon	$ 0	$0	$ 0	$0	$0	$ 0
Barry Hamerling	$69,000	$0	$5,000	$0	$0	$76,000
Richard V. Silver	$64,000	$0	$5,000	$0	$0	$71,000
Christianna Wood	$64,000	$0	$5,000	$0	$0	$71,000

*	A deferred compensation plan for the benefit of the Trustees has been adopted by The Merger Fund. Under the deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board.  For the fiscal year ended December 31, 2017, Mr. Hamerling accrued $69,000 as deferred compensation from the Funds.

**
The fund complex consists of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund. WCM Alternatives: Credit Event Fund did not pay compensation to Trustees during the fiscal year ended December 31, 2017.

Neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Merger Fund, WCM Alternatives: Event-Driven Fund, WCM Alternatives: Credit Event Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Joint Code of Ethics”).  The Funds’ Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions, including in securities that may be purchased or held by a Fund, subject to the restrictions and procedures contained in the Code of Ethics, which has been approved by the Board in accordance with standards set forth under the 1940 Act.  The Fund’s principal underwriter and distributor has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act. The Joint Code of Ethics is filed as exhibits to each Fund’s Registration Statement and is available to the public.  The Joint Code of Ethics is also available at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Trustee Equity Ownership as of December 31, 2017

Aggregate
Dollar Range
of Equity
Securities in All
Registered
		Dollar Range	Dollar Range	Investment
		of Equity	of Equity	Companies
	Dollar Range	Securities	Securities	Overseen by
	of Equity	in WCM	in WCM	Trustee in
	Securities in	Alternatives:	Alternatives:	Family of
Name of	The Merger	Event-Driven	Credit Event	Investment
Trustee	Fund	Fund	Fund(1)	Companies(2)
Trustees who are “interested persons” of the Fund
Roy D. Behren	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Michael T. Shannon	None	Over $100,000	Over $100,000	Over $100,000
Trustees who are not “interested persons” of the Fund
Richard V. Silver	$10,001-$50,000	Over $100,000	$0	Over $100,000
Christianna Wood	$10,001-$50,000	$0	$0	$10,001-$50,000
Barry Hamerling	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000

(1)	WCM Alternatives: Credit Event Fund commenced investment operations after December 31, 2017.
(2)	The family of investment companies includes The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.

Proxy and Corporate-Action Voting Policies and Procedures

The Merger Fund and WCF have adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Funds.  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Funds.  The Adviser’s primary consideration in voting proxies is the best interest of the Funds.  Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines.  The proxy-voting guidelines describe the Adviser’s general position on proposals.  The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved.  The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Funds.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on a Fund’s investment in a loaned security, the Adviser may seek to call the loan in time to vote the securities or the Adviser may seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests.  There can be no assurance that the Adviser will be successful in calling a loan in time to vote the securities or entering into an arrangement to ensure the proxies for such events will be voted as the Adviser believes is in a Fund’s best interests. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available for The Merger Fund and WCM Alternatives: Event-Driven Fund, and will be available for WCM Alternatives: Credit Event Fund, without charge, upon request, by calling the Funds’ Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

SERVICES AND INVESTMENT PLANS

(See “INVESTMENT PLANS” in the Funds’ combined prospectus.)

The costs of services rendered to the Funds’ investors by their transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) are paid for by the Funds; however, in order to cover abnormal administrative costs, investors requesting an historical transcript of their account will be charged a fee based upon the number of years researched.  The Funds reserve the right, on 60 days’ written notice, to charge investors to cover other administrative costs of services provided to shareholders.

Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through “The Merger Fund IRA Plan,” “WCM Alternatives: Event-Driven Fund IRA Plan,” or “WCM Alternatives: Credit Event Fund IRA Plan” (collectively, the “IRA Plans”) The IRA Plans provide individuals with the opportunity to establish an IRA in order to purchase shares of a Fund.  Each of the  IRA Plans can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.  The forms of the IRA Plans meet the requirements of Section 408 of the Internal Revenue Code of 1986, as amended.  U.S. Bank, N.A. acts as custodian for the IRA Plans, and the adoption of any of the IRA Plans by each individual is subject to acceptance or rejection by U.S. Bank, N.A. in its capacity as custodian.

Qualifying shareholders may invest in a Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in a Fund through certain prototype plans which provide opportunities to corporations, self-employed individuals and partnerships to establish defined benefit and defined contribution qualified retirement plans under which shares of a Fund may be purchased.  Such plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual’s entire account balance in such plan.  A defined-benefit qualified retirement plan specifies what a participant’s pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit.  A defined-contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant’s ultimate benefit depends on the amount that has accumulated in his account.  U.S. Bancorp acts as custodian of the qualified plans.  Each plan as adopted by an employer (including a self-employed individual) or partnership is subject to acceptance or rejection by U.S. Bancorp.

Systematic Withdrawal Plan

Shareholders participating in a Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance.  Any income, dividends and capital-gain distributions on shares held in Systematic Withdrawal Plan accounts should be reinvested in additional Fund shares.  Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account.  These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the plan.  A Systematic Withdrawal Plan may be terminated at any time by the shareholder or a Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder’s account under the plan have been liquidated.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Fund is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

NET ASSET VALUE

(See “NET ASSET VALUE” in the Funds’ combined prospectus.)

You may purchase or redeem shares of a Fund on any day when a Fund calculates its NAV.  The Funds calculate their NAVs on each weekday other than days when the NYSE is closed for a holiday or days when the NYSE is otherwise scheduled to be closed (each day a NAV is calculated, a “Business Day”). Each Fund calculates the NAV of each class of its shares by determining the aggregate value of all of the assets attributable to that class less all liabilities attributable to that class, and then dividing that difference by the total number of shares of that class outstanding.  The Fund normally calculates its NAV each Business Day as of 4:00 p.m. Eastern Time.  On days when the NYSE has scheduled an early close for regular trading (e.g., due to a holiday), the Fund normally calculates its NAV as of the time of that early close.  Notwithstanding the preceding, the Fund may determine to calculate its NAV as of the close of regular trading on the NYSE on any day when there is an unscheduled early close to regular trading on the NYSE.  The values of the Funds’ investments, especially those traded in foreign markets, may change on days when you cannot purchase or redeem shares of the Funds.  In order for your purchase order to be processed at a Fund’s NAV determined on a Business Day, the Fund (or an authorized financial intermediary) must receive your purchase request in good order before the time as of which the Fund calculates its NAV.  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to a Fund for you to receive the Fund’s NAV determined on that Business Day.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees.  Those procedures allow for a variety of methodologies to be used to value the Funds’ investments.  The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time a Fund calculates its NAV or based on other considerations.  The procedures also permit a level of judgment to be used in the valuation process.  Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value an investment and they may not represent the means by which a Fund’s investments are valued on any particular Business Day.

Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor approved by the Board of Trustees. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. Investments in

Special Purpose Acquisition Companies, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price.  Investments in registered open-end investment companies are typically valued at their reported NAV per share. Forward currency contracts are valued daily at the prevailing forward exchange rate.  In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Funds.  The credit quality of counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group, a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. Further, technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Funds’ combined prospectus.)

Supporting documents in addition to those listed under “Redemptions” in the Funds’ combined prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:  (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all classes of shares may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law.  Each Fund reserves the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Fund’s registration statement.

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES”
in the Funds’ prospectuses.)

The following summary of certain U.S. federal income tax considerations generally applicable to an investment in a Fund is intended for general informational purposes only.  This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws.  This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis.

You are advised to consult your own tax adviser with respect to the specific tax consequences of an investment in a Fund in light of your particular circumstances and the possible application of foreign, state and local tax laws.  This discussion is not intended as a substitute for careful tax planning. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

U.S. Federal Income Taxation—in General

Each Fund has elected or intends to elect to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such.  In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer  to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same, or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a Fund.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  MLPs in which a Fund invests, if any, generally are expected to be qualified publicly-traded partnerships.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) in a timely manner.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Any taxable income, including any net capital gain, retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year, if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  Each Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) annually. (For a description of the regular monthly distributions WCM Alternatives: Credit Event Fund intends to make beginning after its first six months of investment operations, see the section entitled “Dividends, Distributions and Taxes” in that Fund’s Prospectus.)  Taxable income, including any net capital gain, that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.  If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend  (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.  If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund.  In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income.  Distributions from capital gains generally are made after applying any available capital loss carryforwards.  Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.  Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Each Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which are taxable at the same rates as ordinary income when distributed to shareholders.  Along with any items of ordinary income, such distributions of short-term capital gain, in the case of non-corporate shareholders, can be reduced by capital losses only to the extent of $3,000 (or $1,500 in the case of a married taxpayer filing separately) per year, and in the case of corporate shareholders cannot be reduced by capital losses.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Any dividend declared and made payable to shareholders of record in October, November or December of a calendar year is deemed to have been paid by a Fund and received by shareholders on December 31 of such calendar year, provided that the Fund pays the dividend in January of the following year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares.  A distribution may be taxable to a shareholder even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, an investor that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

Distributions of investment income reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met at the shareholder and Fund level.  The Funds generally do not expect a substantial amount of their distributions will be eligible for treatment as qualified dividend income.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction to the extent such dividends are derived from dividends received from U.S. corporations, provided certain holding period and other requirements are met at the shareholder and Fund level.  The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of Fund income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any further regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits, in which case the excess generally will be treated as a return of capital to shareholders to the extent of each shareholder’s tax basis in Fund shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by the shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.  See the Funds’ combined prospectus for more information.

Taxation of the Fund’s Investments

Foreign Currency Transactions.  Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies.  Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) are subject to special tax rules.  A PFIC is any foreign corporation of which (i) 75% or more of the corporation’s gross income for the taxable year is passive income, or (ii) the average percentage of assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and (solely for purposes of this mark-to-market election) repurchased those holdings on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income (described above).  Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased.  The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code.  Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security.  Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”).  Non-equity options for this purpose can include options on certain stock indexes.  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.  In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Funds’ investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.  If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax.  In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation.  Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements.  The application of Section 451 to the accrual of market discount is currently unclear.  If Section 451 applies to the accrual of market discount, a Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of a Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so.  These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium.  Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

High Yield Obligations; At-Risk or Distressed Securities.  A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities.  A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”).  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (see below), will not qualify for any reduction in U.S. federal withholding tax.  A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Other Taxation

Foreign Taxes.  Income, gain or net proceeds received by a Fund (or an investment company in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund.  A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes.  Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.  Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a Fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of a Fund.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by a Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.  The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests, as described below. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such foreign shareholder within the United States, or (ii) in the case of an individual shareholder, the foreign shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the  foreign shareholder’s sale of shares of a Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below.  Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets.  USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years.  If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or real estate investment trust that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that holder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts.  Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.  Early in each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions made by the Fund during the prior year.

The foregoing discussion is a general summary of certain material U.S. federal income tax consequences of owning and disposing of shares in a Fund.

Shareholders of a Fund may be subject to state, local and foreign taxes on distributions received from the Fund and on redemptions of the Fund’s shares.  Also, this summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances.  Accordingly, prospective shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and the specific federal tax consequences of purchasing, holding, and disposing of shares in a Fund, in light of their particular tax situations.

Capital Loss Carryforward

As of December 31, 2017, The Merger Fund had no short-term capital loss carryforward and $42,349,028 of long-term capital loss carryforward.  As of December 31, 2017, WCM Alternatives: Event-Driven Fund had no short-term capital loss carryforward or long-term capital loss carryforward.  WCM Alternatives: Credit Event Fund had not incurred any capital loss carryforwards as of December 31, 2017.

ORGANIZATION AND CAPITALIZATION

General

The Merger Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on July 30, 2013 (the “Merger Fund Declaration of Trust”).  Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989.  The Fund’s name was formally changed to The Merger Fund on August 22, 1989.

Each of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund is a series of Westchester Capital Funds, an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 20, 2013 (the “WCF Declaration of Trust” and, together with the Merger Fund Declaration of Trust, the “Declarations of Trust”)

Each Fund’s activities are supervised by its Trustees.  The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares of each Fund.  The Trustees are also empowered by the Declarations of Trust and each Fund’s By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act.  In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing and unless removed by action of the shareholders in accordance with a Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The shares of each Fund are divided into two classes: Investor Class and Institutional Class. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Funds’ combined prospectus. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine.

Shares of each Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shares of classes may have different voting rights, such as (i) when required by the Investment Company Act of 1940; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.

The following persons or entities each hold of record 5% or more of the outstanding shares of each class of the Fund as of March 31, 2018:

The Merger Fund

Name and Address	Class	Percent Held
Wells Fargo Bank N/A	Institutional Class	24.96%
FBO Omnibus Account Cash
P.O. Box 1533
Minneapolis, MN 55480-1533

National Financial Services LLC	Institutional Class	20.03%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept. 4th Fl.
499 Washington Blvd. Fl. 5
Jersey City, NJ 07310-1995

Charles Schwab & Co. Inc.	Institutional Class	15.74%
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1905

SEI Private Trust Company	Institutional Class	8.99%
One Freedom Valley Drive
Oaks, PA 19456-9989

Merrill Lynch Pierce Fenner & Smith Inc.	Institutional Class	7.21%
For the Sole Benefit of Its Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484

Name and Address	Class	Percent Held
TD Ameritrade Inc.	Institutional Class	5.99%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

National Financial Services LLC	Investor Class	28.75%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept. 4th Fl.
499 Washington Blvd.
Jersey City, NJ 07310-1995

Charles Schwab & Co. Inc.	Investor Class	23.23%
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1905

Merrill Lynch Pierce Fenner & Smith Inc.	Investor Class	12.11%
For the Sole Benefit Of Its Customers
4800 Deer Lake Dr. E
Jacksonville, Fl 32246-6484

TD Ameritrade Inc.	Investor Class	6.70%
For the Exclusive Benefit of Our Clients
P.O Box 2226
Omaha, NE 68103-2226

Pershing LLC	Investor Class	6.68%
1 Pershing Pl.
Jersey City, NJ 07399-0001

Morgan Stanley Smith Barney LLC	Investor Class	5.97%
Special Custody Acct for the Exclusive
Benefit of Customers of Mssb
1300 Thames St. Fl. 6
Baltimore, MD 21231-3496

WCM Alternatives: Event-Driven Fund

Name and Address	Class	Percent Held
Charles Schwab & Co. Inc.	Institutional Class	54.09%
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1905

TD Ameritrade Inc.	Institutional Class	30.10%
For the Exclusive Benefit of our Clients
P.O. Box 2226
Omaha, NE 68103-2226

National Financial Services LLC	Institutional Class	12.92%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept. 4th Fl.
499 Washington Blvd.
Jersey City, NJ 07310-1995

TD Ameritrade Inc.	Investor Class	54.64%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

Name and Address	Class	Percent Held
National Financial Services LLC	Investor Class	34.61%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd.
Jersey City, NJ 07310-1995

JP Morgan Securities LLC	Investor Class	6.90%
4 Chase Metrotech CTR
Brooklyn, NY 11245-0001

WCM Alternatives: Credit Event Fund

Name and Address	Class	Percent Held
TD Ameritrade Inc.	Institutional Class	25.68%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

JP Morgan Securities LLC	Institutional Class	25.68%
4 Chase Metrotech Center
Brooklyn, NY 11245-0001

Roy Behren & Michael Shannon	Institutional Class	19.14%
as trustees for Westchester Capital
Management, LLC Cash Balance Plan
100 Summit Lake Drive, Suite 201
Valhalla, NY 100595

The Board of Trustees of
The Merger Fund – Deferred Compensation	Institutional Class	12.86%
Plan FBO Barry Hamerling
100 Summit Lake Drive, Suite 201
Valhalla, NY 100595

Roy Behren & Michael Shannon	Institutional Class	7.75%
as trustees for Westchester Capital
Management, LLC Profit Sharing 401k Plan
100 Summit Lake Drive, Suite 201
Valhalla, NY 100595

Bruce A. Woda & Marcia L. Woda	Investor Class	18.68%

TD Ameritrade Inc.	Investor Class	16.26%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

JP Morgan Securities LLC	Investor Class	16.26%
4 Chase Metrotech Center
Brooklyn, NY 11245-0001

Bruce J. Rubin	Investor Class	16.26%

Abraham R. Cary	Investor Class	16.26%

Steven V. Tan	Investor Class	16.26%

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Persons controlling a Fund will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders and may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to that Fund’s fundamental policies or the terms of its investment advisory agreement with the Adviser.  In addition, control persons may subject a Fund to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so.  This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund.  Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

The following entities each hold of record 25% or more of the outstanding securities of the Fund as of March 31, 2018:

WCM Alternatives: Event-Driven Fund

	Percent	Jurisdiction of	Parent
Name and Address	Held	Organization	Company
Charles Schwab & Co. Inc.	50.51%	CA	The Charles
Attn: Mutual Funds Dept.			Schwab
211 Main St.			Corporation
San Francisco, CA 94105-1905

TD Ameritrade Inc.	31.72%	NY	TD Ameritrade
For the Exclusive Benefit of Our Clients			Online Holdings
P.O. Box 2226			Corp.; TD
Omaha, NE 68103-2226			Ameritrade
Holding
Corporation

WCM Alternatives: Credit Event Fund

	Percent	Jurisdiction of	Parent
Name And Address	Held	Organization	Company
TD Ameritrade Inc.	25.65%	NY	TD Ameritrade
For the Exclusive Benefit of Our Clients			Online Holdings
P.O. Box 2226			Corp.; TD
Omaha, NE 68103-2226			Ameritrade
Holding
Corporation

JP Morgan Securities LLC	25.65%	DE	JPMorgan Chase
4 Chase Metrotech Center			& Co.
Brooklyn, NY 11245-0001

Management Ownership

As of March 31, 2018, the Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding equity securities of each class of The Merger Fund, owned less than 1% of the outstanding equity securities of Investor Class shares of WCM Alternatives: Event-Driven

Fund, owned 1.90% of the outstanding equity securities of Institutional Class shares of WCM Alternatives: Event-Driven Fund, owned 65.05% of the outstanding equity securities of Investor Class shares of WCM Alternatives: Credit Event Fund, and owned or controlled 93.62% of the outstanding equity securities of Institutional Class shares of WCM Alternatives: Credit Event Fund.

Shareholder and Trustee Liability

Each Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  Each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of a Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability of shareholders is remote.  The Declarations of Trust do not require the Funds to hold annual meetings of shareholders.  However, a Fund will hold special meetings when required by federal or state securities laws.  The holders of at least 10% of a Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

The Merger Fund Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Trustee has also entered into an Indemnification Agreement with each Trust.  The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

PORTFOLIO MANAGERS

The following shows information regarding other accounts managed by each portfolio manager as of December 31, 2017.

				Number of	Total Assets
				Accounts	in Accounts
				Where	Where
				Advisory Fee	Advisory Fee
		Number		is Based on	is Based on
Name of		of	Total Assets	Account	Account
Portfolio Manager	Category	Accounts	in Accounts	Performance	Performance
Roy D. Behren	Registered	3	$410,822,964	0	$0
	Investment
	Companies

	Other Pooled	1	$53,030,436	1	$53,030,436
	Investment
	Vehicles

	Other Accounts	0	$0	0	$0

Michael T. Shannon	Registered
	Investment
	Companies	3	$410,822,964	0	$0

	Other Pooled
	Investment
	Vehicles	1	$53,030,436	1	$53,030,436

	Other Accounts	0	$0	0	$0

Steven V. Tan	Registered
	Investment
	Companies	0	$0	0	$0

	Other Pooled
	Investment
	Vehicles	0	$0	0	$0

	Other Accounts	0	$0	0	$0

Mr. Behren and Mr. Shannon are the principal owners of the Adviser.

Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser.  Their compensation is not linked by formula to the absolute or relative performance of the Funds, the Funds’ net assets or to any other specific benchmark.  Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to Advisory Contracts between the Adviser and each Fund, the Adviser is paid a fixed percentage of the net assets of each Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

The fact that Messrs. Behren and Shannon serve as portfolio managers of each Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts).  However, the Adviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Funds and the other accounts all engage in merger arbitrage and, in many respects, are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Funds and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer.

As of December 31, 2017, the portfolio managers owned the following dollar range of equity securities in each of the Funds*:

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit-Event Fund*
Roy D. Behren	Over $1,000,000	Over $1,000,000	$500,001 – $1,000,000
Michael T. Shannon	None	$500,001-$1,000,000	$500,001 – $1,000,000
Steven V. Tan	N/A*	N/A*	$50,001 – $100,000

*	WCM Alternatives: Credit Event Fund had not commenced investment operations before December 31, 2017. Mr. Tan is a portfolio manager of WCM Alternatives: Credit-Event Fund only.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of a Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Adviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Adviser’s overall responsibilities for accounts over which the Adviser exercises investment discretion.

When placing brokerage orders on behalf of the Funds, the Adviser uses reasonable efforts to select broker-dealers whose services are available at competitive commission rates, although the Adviser does not select broker-dealers solely on the basis of commission rates.  Consequently, the Adviser may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

In allocating portfolio brokerage, the Adviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Adviser or its affiliate exercises investment discretion.  Some of the services received as the result of Fund transactions may benefit accounts other than the Funds that generated the benefits.

When the Funds and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser and its affiliate may aggregate the orders.  As a result of the practice of bunching orders, the Adviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order.  The Adviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

For each of the last three fiscal years or the periods since a Fund’s inception, if shorter, The Merger Fund and WCM Alternatives: Event-Driven Fund paid the following brokerage commissions:

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund*
December 31, 2017	$ 4,835,649	$585,721
December 31, 2016	$ 9,458,461	$512,617
December 31, 2015	$17,368,516	$353,550

For the fiscal year ended December 31, 2017, The Merger Fund paid brokerage commissions of $934,966 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 19.33% of the brokerage commissions paid by The Merger

Fund during the period.  For the fiscal year ended December 31, 2017, WCM Alternatives: Event-Driven Fund paid brokerage commissions of $164,974 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 28.17% of the brokerage commissions paid by WCM Alternatives: Event-Driven Fund during the period. WCM Alternatives: Credit Event Fund had not paid any amounts in brokerage commissions or acquired securities of any brokers or dealers (as defined in the 1940 Act) or of their affiliates as of December 31, 2017.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions.  For each of the last two fiscal years since a Fund’s inception, each Fund’s portfolio turnover rates were as follows*:

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
December 31, 2017	166%	283%
December 31, 2016	182%	217%

*	WCM Alternatives: Credit Event Fund did not make any purchases or sales in the year ended December 31, 2017 and, therefore, the Fund’s portfolio turnover rate is not available.

Each Fund may invest portions of its assets to seek short-term capital appreciation.  A Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments and investments in event-driven opportunities are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  Many mergers and acquisitions are consummated in less than six months, while tender offers are often completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund has selected PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017, as its independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Funds’ transfer agent and dividend-paying agent.  U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53102, acts as the Fund’s custodian.  U.S. Bancorp and U.S. Bank are affiliated companies.

The custody services performed by U.S. Bank include maintaining custody of each Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements.  U.S. Bank is also custodian for the IRA Plans and other qualified retirement plans through which certain investors may invest in the Funds.  U.S. Bank takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by a Fund.  The Funds pay U.S. Bank a custodian fee, payable monthly, based on a percentage of the value of each Fund’s assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which varies depending on the nature of the transaction.  For the fiscal year ended December 31, 2017, The Merger Fund and WCM Alternatives: Event-Driven Fund paid U.S. Bank custodian fees of $257,546 and $30,475, respectively. WCM Alternatives: Credit Event Fund had not paid U.S. Bank custodian fees as of December 31, 2017.

As the Funds’ transfer agent and dividend-paying agent, U.S. Bancorp provides services that include:  performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of each Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns.  For the fiscal year ended December 31, 2017, The Merger Fund and WCM Alternatives: Event-Driven Fund paid U.S. Bancorp transfer agent and shareholder servicing agent fees of $427,335 and $24,869, respectively.  WCM Alternatives: Credit Event Fund had not paid U.S. Bancorp transfer agent and shareholder servicing agent fees as of December 31, 2017.

U.S. Bancorp also serves as the Funds’ accounting services agent and Fund Administrator.  As such, U.S. Bancorp provides a variety of administrative and accounting services to the Funds, such as accounting relating to the Funds’ portfolio and portfolio transactions, the determination of NAV and pricing of each Fund’s shares of beneficial interest, and maintaining the books of account of the Funds.  Accounting services for the Funds are provided pursuant to a separate agreement with U.S. Bancorp.  The Funds pay U.S. Bancorp a percentage of the value of each Fund’s assets.  For the fiscal year ended December 31, 2017, The Merger Fund and WCM Alternatives: Event-Driven Fund paid U.S.

Bancorp accounting fees of $288,881 and $33,876, respectively. WCM Alternatives: Credit Event Fund had not paid U.S. Bancorp accounting fees as of December 31, 2017.

Under the Fund Administration Servicing Agreement, U.S. Bancorp maintains the books, accounts and other documents required by the 1940 Act; prepares each Fund’s financial statements and tax returns; prepares certain reports and filings with the SEC; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of each Fund’s operations.  U.S. Bancorp, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement.  For the foregoing, each Fund pays U.S. Bancorp a fee, payable monthly, based on a percentage of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2017, The Merger Fund and WCM Alternatives: Event-Driven Fund paid U.S. Bancorp administration fees of $979,564 and $57,659, respectively.  WCM Alternatives: Credit Event Fund had not paid U.S. Bancorp administration fees as of December 31, 2017.  The Funds also reimburse U.S. Bancorp for all out-of-pocket expenses.

Additional Payments For Other Services. The Funds may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services with respect to the Funds.  Quasar, the Adviser or any of their affiliates may also, from time to time, make such payments to financial intermediaries out of their own resources and without additional cost to the Funds or their shareholders. Those payments are referred to below as “Services Payments.” These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Funds or by Quasar, the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds, Quasar, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.  For the fiscal year ended December 31, 2017, The Merger Fund paid Service Payments of $1,700,452 and $688,618 in respect of Investor Class shares and Institutional Class shares, respectively. WCM Alternatives: Event-Driven Fund paid Services Payments of $3,525 and $112,154 in respect of Investor Class and Institutional Class shares, respectively.  WCM Alternatives: Credit Event Fund  had not made any Service Payments as of December 31, 2017.

COUNSEL

The firm of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, is counsel to the Funds.

EXPERTS

The financial statements of the Funds have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, which serves as the Funds’ experts in accounting and auditing.  Such financial statements will be incorporated herein by reference to the Annual Report of the WCM Alternatives: Credit Event Fund when available.  Such financial statements, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of The Merger Fund and WCM Alternatives: Event-Driven Fund dated December 31, 2017.

FINANCIAL STATEMENTS

For The Merger Fund and WCM Alternatives: Event-Driven Fund, the statements of assets and liabilities, including the schedules of investments, of options written and of securities sold short, as of December 31, 2017, the related statements of operations for the fiscal year ended December 31, 2017, statements of changes in net assets for the fiscal years ended December 31, 2017 and December 31, 2016, the financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Funds dated February 23, 2018 (included in the Funds’ Annual Report) are incorporated herein by reference.  A copy of The Merger Fund’s and WCM Alternatives: Event-Driven Fund’s Annual Report may be obtained without charge from U.S. Bancorp by calling 1-800-343-8959.

WCM Alternatives: Credit Event Fund had not commenced investment operations as of December 31, 2017; therefore, no Financial Statements and Financial Highlights are incorporated by reference into this SAI.  Financial statements of the Fund to be filed by amendment.

APPENDIX A

Description of Moody’s Investor Service and S&P Global Ratings

The ratings of securities in which the Funds may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser may use the highest rating assigned by any agency. The Adviser will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service

Global Long-Term Rating Scale

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Issue Credit Ratings

AAA – An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C – Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Municipal Short-Term Note Ratings

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Short-Term Issue Credit Ratings

A-1 – A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 – A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 – A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B – A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D – A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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